May 2019

Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. To calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT we exclude impairment on real estate, gain/loss on sale of hotel properties and the Company’s portion of EBITDAre of OpenKey from EBITDA. We further adjust EBITDAre to exclude certain additional items such as uninsured hurricane and wildfire related costs, write-off of loan costs and exit fees, other income/expense, transaction, and management conversion costs, legal, advisory and settlement costs, software implementation costs, and non-cash items such as amortization of unfavorable contract liabilities, gain /loss on insurance settlements, non- cash stock/unit-based compensation, unrealized gains/losses on investments, and derivative instruments, as well as our portion of adjustments to EBITDAre of unconsolidated entities, this is Adjusted EBITDAre. We present EBITDA, EBITDAre and Adjusted EBITDAre because we believe they reflect more accurately the ongoing performance of our hotel assets and other investments and provide more useful information to investors as they are indicators of our ability to meet our future debt payment requirements, working capital requirements and they provide an overall evaluation of our financial condition. EBITDA, EBITDAre and Adjusted EBITDAre as calculated by us may not be comparable to EBITDA, EBITDAre and Adjusted EBITDAre reported by other companies that do not define EBITDA, EBITDAre and Adjusted EBITDAre exactly as we define the terms. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as determined by GAAP as an indicator of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases, filings with the SEC or in the appendix to this presentation. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Company Presentation // May 2019 2

Management Team RICHARD J. STOCKTON Chief Executive Officer & DERIC S. EUBANKS, CFA JEREMY J. WELTER President Chief Financial Officer Chief Operating Officer . . 21 years of hospitality . 19 years of hospitality 14 years of hospitality experience experience experience . . 2 years with the Company . 16 years with the Company 9 years with the Company (5 years with the Company’s . 15 years with Morgan Stanley . 3 years with ClubCorp predecessor) . Cornell School of Hotel . CFA charterholder . 5 years with Stephens Administration, BS . Southern Methodist University . Investment Bank University of Pennsylvania BBA . Oklahoma State University BS MBA Company Presentation // May 2019 3

Strategic Overview Focused strategy of investing in luxury hotels and resorts Bardessono Hotel & Spa Grow organically through strong revenue and cost Yountville, CA control initiatives Grow externally through accretive acquisitions of high quality assets Pier House Resort Key West, FL Targets conservative leverage of Net Debt / Gross Assets of 45% with non-recourse property debt The Ritz-Carlton St. Thomas St. Thomas, USVI Highly-aligned management team and advisory structure Company Presentation // May 2019 4

2019 Q1 Hotel Operating Results Comparable Hotel Operating Results(1) 2019 Q1 2018 Q1 % Variance ADR $ 321.54 $ 303.56 5.9% Occupancy 75.5% 77.7% (2.8)% RevPAR $ 242.75 $ 235.74 3.0% RevPAR (not under renovation)(2) $ 263.13 $ 256.42 2.6% Total Hotel Revenue(3) $ 130,697 $ 127,305 2.7% Hotel EBITDA(3) $ 40,433 $ 40,660 (0.6)% Hotel EBITDA Margin 30.9% 31.9% (1.0)% COMPARABLE REVPAR(4) COMPARABLE HOTEL EBITDA(4) $245 $150 $233 $144.5 $235 $145 $226 $225 $219 $140 $136.7 $215 $135 $207 $205 $199 $130 $126.9 (In millions) (In $195 $125 $123.3 $121.1 $185 $120 $175 $115 2015 2016 2017 2018 2019 Q1 2015 2016 2017 2018 2019 Q1 TTM TTM (1) Includes: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago, Hilton Torrey Pines, Courtyard San Francisco, Courtyard Philadelphia, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota (2) Excludes: Courtyard Philadelphia, Courtyard San Francisco, and St. Thomas Ritz-Carlton (3) In thousands (4) As reported in Earnings Releases: 2015, as reported on 2/25/2016; 2016 as reported on 2/22/2017; 2017 as reported on 2/28/2018; 2018 as reported on 2/27/2019; 2019 Q1 TTM as reported on 5/1/2019 Company Presentation // May 2019 5

2019 Q1 Highlights and Results Quarter Highlights • During the quarter, the Company entered into a $50 million Enhanced Return Funding Program agreement with Ashford Inc. • During the quarter, the Company completed the acquisition of the 170-room Ritz-Carlton Lake Tahoe in Truckee, California. • During the quarter, the Company refinanced a mortgage loan on two hotels with a new loan totaling $195 million. • The Company announced the planned opening of The Notary Hotel, an Autograph Collection property, in downtown Philadelphia. The re-branded property, a conversion of the Courtyard Philadelphia Downtown, is expected to officially launch in early summer 2019. • Capex invested during the quarter was $36.6 million. Full Year Highlights ADJUSTED EBITDARE AFFO PER SHARE QUARTERLY DIVIDEND PER SHARE $130 $2.00 $0.80 $123.9 $125 $119.3 $120 $1.60 $0.34 $0.31 $115 $111.1 $0.20 $0.15 $0.16 $0.16 $109.1 $110 $1.20 $0.38 $0.34 $0.42 $0.37 $105 $0.40 $0.12 $0.16 $0.16 $100 $0.80 (In millions) (In $95.1 $0.50 $0.56 $0.10 $95 $0.60 $0.12 $0.62 $0.16 $0.16 $0.10 $90 $0.40 $0.12 $85 $0.39 $0.46 $0.46 $0.44 $0.10 $0.16 $0.16 $0.16 $0.26 $0.10 $80 $0.00 $0.00 $0.05 2015 2016 2017 2018 2019 Q1 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 TTM Company Presentation // May 2019 6

Recent Developments January 2019 Q1 2019 Update We recently acquired the 170-room Ritz-Carlton Lake RevPAR(2): $381 Hotel EBITDA(2): $9.6M Tahoe, in Truckee, California for $120 million Quarterly RevPAR Quarterly Hotel EBITDA growth(3): 32.8% growth(3): 42.0% RevPAR(1): $371 Meets Defined Strategy . Further diversifies the portfolio while increases overall portfolio RevPAR . Property is in excellent physical condition with limited capex needs Property Financial Overview(1) . Hotel EBITDA of $9.2 million . Hotel Net Operating Income of $7.4 million (1) TTM at the time of acquisition (2) TTM as of March 31, 2019 Company Presentation // May 2019 (3) As of March 31, 2019 7

High-Quality Hotels in Leading Urban & Resort Markets CourtyardCapital Philadelphia Hilton Hotel Yountville The Ritz-Carlton Lake Tahoe Marriott Seattle Sofitel Chicago Magnificent Mile “TheWashington Notary Hotel” D.C. Yountville, CA Lake Tahoe, CA Seattle, WA Chicago, IL Philadelphia, PA Capital Hilton Washington D.C. Renaissance Tampa Tampa, FL Bardessono Hotel & Spa Yountville, CA The Ritz-Carlton, Courtyard San Francisco Sarasota, FL San Francisco, CA Hilton Torrey Pines Pier House Resort Park Hyatt Beaver Creek Pier House Resort The Ritz-Carlton St. Thomas La Jolla, CA Key West, FL Beaver Creek, CO Key West, FL St. Thomas, USVI Company Presentation // May 2019 Core Assets Non-Core Assets 8

Portfolio Detail

BRAEMAR HOTELS & RESORTS

$244 CORE REVPAR(1)

$233 OVERALL REVPAR(1)

- Core **portfolio quality unparalleled** in the public lodging REIT sector
- **Geographically diversified** portfolio located in strong markets

Core	Location	Number of Rooms	TTM ADR(1)	TTM OCC(1)	TTM RevPAR(1)	TTM Hotel EBITDA(1)	*% of Total*
Bardessono	Napa Valley, CA	62	$797	76%	$607	$5,917	*4.1%*
Hotel Yountville	Napa Valley, CA	80	$560	73%	$409	$5,670	*3.9%*
Ritz-Carlton St. Thomas	St. Thomas, USVI	180	$284	80%	$228	$11,415	*7.9%*
Pier House	Key West, FL	142	$442	81%	$360	$11,195	*7.7%*
Park Hyatt Beaver Creek	Beaver Creek, CO	190	$422	62%	$262	$8,808	*6.1%*
Marriott Seattle Waterfront	Seattle, WA	361	$281	85%	$238	$15,658	*10.8%*
Capital Hilton	Washington D.C.	550	$235	83%	$194	$13,643	*9.4%*
Sofitel Chicago Magnificent Mile	Chicago, IL	415	$213	80%	$170	$7,428	*5.1%*
Hilton Torrey Pines	La Jolla, CA	394	$217	84%	$183	$15,075	*10.4%*
Ritz-Carlton Sarasota	Sarasota, FL	266	$367	74%	$273	$13,261	*9.2%*
Ritz-Carlton Lake Tahoe	Truckee, CA	170	$558	68%	$381	$9,585	*6.6%*
Total Core		**2,810**	**$309**	**79%**	**$244**	**$117,655**	***81.4%***
Non-Core							
Courtyard San Francisco Downtown(2)	San Francisco, CA	410	$298	88%	$264	$14,725	*10.2%*
Courtyard Philadelphia ("The Notary Hotel")(2)	Philadelphia, PA	499	$185	78%	$144	$12,081	*8.4%*
Total Non-Core		**909**	**$240**	**82%**	**$198**	**$26,806**	***18.6%***
Total Portfolio		**3,719**	**$291**	**80%**	**$233**	**$144,461**	***100.0%***

Note: TTM Hotel EBITDA in thousands
(1) TTM as of 3/31/2019
(2) Announced repositioning to Autograph Collection by Marriott

Company Presentation // May 2019

9

Courtyard Philadelphia (The Notary Hotel) Update Financial Highlights Investment Cost $ 19.8 million Expected RevPAR uplift $ 25 Estimated unlevered IRR 19%(1) Construction Timing (Completion) Guestrooms 10/18 - 6/19 Lobby 12/18 - 4/19 Restaurant 1/19 - 6/19 NEW LOBBY NEW SABROSO TAPAS RESTAURANT NEW GUESTROOM Company Presentation // May 2019 (1) 5yr. Underwritten unlevered IRR, assumes exit cap rate of 7.5% 10

Autograph Conversions – Courtyard San Francisco Update Financial Highlights Investment Cost $ 28.9 million Expected RevPAR uplift $ 50 Estimated unlevered IRR 22%(1) NEW LOBBY NEW FACADE Construction Timing (Completion) Guestrooms Done Lobby 2/19 - 10/19 Restaurant 2/19 - 10/19 Exterior 4/19 - 11/19 NEW RESTAURANT Company Presentation // May 2019 (1) 5yr. Underwritten unlevered IRR, assumes exit cap rate of 6.5% 11

Ritz-Carlton St. Thomas Update • Permanent roof work is completed • Guestroom renovations underway • Target completion October 2019 NEW FACADE Island Status Beaches 100% Power 100% Airport 100% Sea Ports 100% Cruise Arrivals 100% NEW POOL Lodging 65% Company Presentation // May 2019 12

EBITDA Contribution by Brand and Class 2019 Q1 TTM Hotel EBITDA by Brand 2019 Q1 TTM Hotel EBITDA by Class 5% 6% 18% 16% 51% 53% 20% 31% Marriott Hilton Independent Hyatt Accor Luxury Upper Upscale Upscale Company Presentation // May 2019 13

Why We Focus on Luxury – Historical Performance LUXURY UPPER UPSCALE Greatest long-term Second greatest long- RevPAR growth of term RevPAR growth of 3.9%(1) 3.1%(1) 350 300 250 200 150 RevPAR (Indexed) RevPAR 100 50 Jul-10 Jul-89 Jul-92 Jul-95 Jul-98 Jul-01 Jul-04 Jul-07 Jul-13 Jul-16 Apr-96 Apr-90 Apr-93 Apr-99 Apr-02 Apr-05 Apr-08 Apr-11 Apr-14 Apr-17 Jan-88 Jan-91 Jan-94 Jan-97 Jan-00 Jan-03 Jan-06 Jan-09 Jan-12 Jan-15 Jan-18 Oct-88 Oct-91 Oct-94 Oct-97 Oct-00 Oct-03 Oct-06 Oct-09 Oct-12 Oct-15 Oct-18 Luxury Class Upper Upscale Class Upscale Class Upper Midscale Class Midscale Class Economy Class Source: STR Company Presentation // May 2019 (1) CAGR from 12/31/1987 to 3/31/2019 14

Outlook - 2020 Luxury and Upper Upscale are expected to outperform other chain scales in 2020 Chain Scale Occupancy ADR RevPAR Luxury (0.2) 3.2 3.0 Upper Upscale (0.4) 3.4 3.0 Upscale (0.5) 1.9 1.4 Upper Midscale (0.2) 1.7 1.5 Midscale (0.1) 1.0 0.9 Economy 0.5 1.0 1.5 Independent (0.7) 1.3 0.6 U.S. Total (0.2) 2.1 1.8 In 2020, ADR growth is expected to drive all of the RevPAR growth Source: PwC Hospitality Directions, May 2019 Company Presentation // May 2019 15

External Growth – Luxury Markets ~280,000 total luxury hotel rooms in U.S.(1) TOP 15 LUXURY MARKETS BY ROOMS(1) TOP 15 LUXURY MARKETS BY REVPAR(1)(2) Market Hotels Rooms Market RevPAR Las Vegas, NV 23 37,510 Hawaii $436.54 New York, NY 62 15,474 Utah Area $415.86 Los Angeles/Long Beach, CA 62 12,723 New York, NY $378.32 Miami/Hialeah, FL 40 11,248 San Francisco/San Mateo, CA $334.78 Chicago, IL 26 8,158 California North $317.27 Hawaii 26 8,094 Los Angeles/Long Beach, CA $314.56 San Francisco/San Mateo, CA 45 8,051 California Central Coast $311.00 San Diego, CA 38 7,769 Boston, MA $293.22 Washington, DC-MD-VA 25 7,296 Colorado Area $287.27 Orlando, FL 9 6,022 Miami/Hialeah, FL $252.82 Atlanta, GA 19 5,427 Orlando, FL $238.99 California Central Coast 55 5,099 Seattle, WA $227.72 Phoenix, AZ 13 5,039 Washington, DC-MD-VA $220.73 New Orleans, LA 21 4,569 Austin, TX $206.72 Houston, TX 16 4,320 Chicago, IL $201.78 (1) Based on information provided by STR for luxury class as of 3/31/2019 Company Presentation // May 2019 (2) TTM as of 3/31/2019 16

Target Market Analysis(1) Market Size Fundamentals Pricing Desirability 300 250 200 150 100 50 0 Fundamentals Market Size Pricing Source: STR, RCA, and Bloomberg Company Presentation // May 2019 (1) Based on internal analysis as of 12/31/2018 17 Note: Fundamentals includes forecasts for RevPAR, employment growth, % of Union employed, and Office Rent Index.

Long-Term Trading Premium(1) The top quartile of lodging REITs (by RevPAR) have consistently had higher quality assets and 2.0 traded at a premium relative to other peers over PREMIUM EBITDA TRADING MULTIPLE a long-term 10 year period (TURNS) 25.0x 23.0x 21.0x 19.0x 17.0x 15.0x 13.0x 11.0x 9.0x Fwd. 12 Months 12 Fwd. EBITDA Multiple 7.0x 5.0x Top Quartile Avg NTM EBITDA Multiple Peer Avg NTM EBITDA Multiple Source: STR, SNL Top Quartile: BEE, PEB, LHO, CHSP Company Presentation // May 2019 Peers: AHT, CLDT, DRH, FCH, HT, HPT, HST, INN, RLJ, SHO 18 (1) Data is from 1/1/2006 to 3/31/2019

Asset Management Overview(1) Senior Oversight 1 – Chief Operating Officer 9 – Asset managers 2 – Legal 1 – Director of Underwriting 3 – Revenue Optimization 3 – Analyst 1 – Analyst 4 – Capex specialists Acquisition Revenue Underwriting Optimization Risk Expense Management Control 1 – Risk & Insurance 1 – Analyst 1 – Property Tax specialist Company Presentation // May 2019 19 (1) Employees provided by Ashford Inc., our advisor, and provide their services to other companies in addition to ours.

Past Operating Performance Relative to Peers • Braemar has outperformed its REIT peers each of the past 4 years (Braemar results in green or red; REIT averages in black) RevPAR Growth 2015 2016 2017 2018 7.3% 2.4% -2.5%(1) -1.6%(2) 4.9% 1.5% 0.4% 2.4% Comparable Hotel EBITDA Growth 2015 2016 2017 2018 8.5% 3.7% 0.2% 3.1% 8.3% 2.5% -2.3% 1.9% Note: Comparable Results. Peers include CHSP, PEB, DRH, LHO (for years prior to 2018), and SHO (1) Due to Hurricane damage, St. Thomas Ritz-Carlton experienced a RevPAR decrease of 38.1% during the Q4 2017, but recorded $4.1M of Business Interruption (BI) insurance income (including Pier House Key West), which is reflected in hotel EBITDA (2) Due to Hurricane damage, St. Thomas Ritz-Carlton experienced a RevPAR decrease of 49.3% in 2018, but recorded BI insurance, which is reflected in hotel EBITDA Company Presentation // May 2019 20

Case Study – Pier House Resort • Braemar purchased the asset in early 2014 for $92.7 million • Remington had recently taken over property management & has a proven ability to deliver superior results • Initial yield on cost was 7.4%, yield on cost at March 31, 2019 was 10.8%(1) Historical RevPAR Quarterly NOI and NOI Yield $370 $350 $12,000 11.0% $330 $10,000 10.0% $2,447 $2,242 $3,152 $310 $8,000 $2,157 9.0% $2,020 $1,523 $6,000 $1,480 $1,016 8.0% $290 $1,317 $1,116 $2,423 Shaded Area denotes $2,104 $2,185 $2,493 potential Hurricane impact $4,000 $1,773 7.0% $270 $) thousands (In $2,000 $3,570 3,825 6.0% $250 $2,854 $3,224 $3,385 $3,383 2012 2013 2014 2015 2016 2017 2018 2019 Q1 $0 5.0% TTM 2014 2015 2016 2017 2018 2019 Historical EBITDA Margin Q1 Q2 Q3 Q4 NOI Yield 50.0% Margin increase = 16% 45.0% Acquired by BHR 40.0% 35.0% 30.0% 2012 2013 2014 2015 2016 2017 2018 2019 Q1 Company Presentation // May 2019 TTM (1) TTM NOI yield based on gross book value 21

Case Study – Bardessono Hotel & Spa • Purchased for $85 million unencumbered by management. Installed Remington as property manager. • Initial TTM cap rate was 4.6%, yield on cost at March 31, 2019 was 7.6%(1) Historical RevPAR Quarterly NOI and NOI Yield $630 $6,000 9.0% $610 8.0% $5,000 $590 $1,356 7.0% $570 $4,000 $1,238 $357 6.0% $550 $1,917 $3,000 $1,061 5.0% $530 $1,915 $2,000 $1,692 4.0% $510 $1,566 $1,522 3.0% Shaded Area denotes (In thousands $) thousands (In $1,000 $490 $1,339 $1,369 potential wildfire impact $1,025 $882 2.0% $470 $0 $93 364 ($438) $4 1.0% $450 ($1,000) 0.0% 2014 2015 2016 2017 2018 2019 Q1 2015 2016 2017 2018 2019 TTM (1) Q1 Q2 Q3 Q4 NOI Yield Historical EBITDA Margin Margin increase = 9% 34.0% 32.0% 30.0% 28.0% Acquired by BHR 26.0% 24.0% 22.0% 20.0% 2014 2015 2016 2017 2018 2019 Q1 TTM Company Presentation // May 2019 (1) TTM NOI yield based on gross book value 22

Conservative Capital Structure TARGET LEVERAGE OVERVIEW Floating-rate debt Non-recourse debt typically provides a 45% lowers risk profile of natural hedge to the overall platform hotel cash flows Gross Assets Intended to Maximize flexibility in Long-standing lender Net Debt all economic relationships environments Company Presentation // May 2019 23

Cash Management Strategy NET WORKING CAPITAL(1) Cash & Cash Equivalents $69.1 CASH TO GROSS DEBT Restricted Cash $84.5 10-15% TARGET Accounts Receivable, net $21.5 Prepaid Expenses $6.9 Due from Third-Party Hotel Managers, net $12.2 Investment in Ashford Inc.(2) $10.6 Total Current Assets $204.8 $38.9M 62% Accounts Payable, net & Accrued Expenses $86.1 4.8% 41% Dividends Payable 9.2 CAD AFFO Due to Affiliates, net 4.7 CAD(1),(3),(4) DIVIDEND YIELD(2) PAYOUT RATIO(1) PAYOUT RATIO(1) Total Current Liabilities $100.0 Net Working Capital $104.7 BENEFITS Defend our assets at financing maturity Hilton Torrey Pines La Jolla, CA Opportunistic investments in severe economic downturn (1) As of 3/31/2019 (2) At market value as of 5/8/2019 (3) Deducts preferred dividends and actual FF&E reserve payments which are between 4% and 5% of hotel revenue and adds back amortization of loan costs Company Presentation // May 2019 (4) GAAP reconciliation in appendix 24

Debt Maturities Courtyard Philadelphia OVERVIEW Philadelphia, PA 2020 1.8x 4.8% NEXT HARD DEBT FCCR(1)(2) WEIGHTED AVG. MATURITY INTEREST RATE(1)(2) Laddered debt maturities(1)(2) 800 700 600 500 400 $684.0 300 (In millions)(In 200 100 $158.5 $112.0 $0.0 $100.0 0 2019 2020 2021 2022 2023 Thereafter Fixed-Rate Floating-Rate Company Presentation // May 2019 (1) As of 3/31/2019 25

Peer Operating Performance Analysis Comparable Hotel EBITDA Per Room (Q1 2019) $12,000 $10,872 $10,000 $8,000 $6,867 $6,278 $5,905 $6,000 $4,527 $4,000 $2,000 $- BHR PEB SHO CHSP DRH EBITDA Margin 30.9% 27.6% 26.3% 27.8% 22.9% BHR PEB SHO CHSP DRH Company Presentation // May 2019 Source: company filings 26

Valuation 2018 Comparable RevPAR(1) Stock Price Performance 2019 - YTD 160 BHR $226 150 140 PEB $205 130 120 CHSP 110 $195 100 90 SHO $192 80 1/1/2019 2/1/2019 3/1/2019 4/1/2019 5/1/2019 DRH BHR SHO DRH PEB CHSP $187 TTM CAP RATE(2) TEV / 2019E EBITDA MULTIPLE(2),(3) PRICE / 2019E AFFO / SHARE MULTIPLE(2),(3) 14.7x 13.3x 13.4x 8.5% 15.0x 14.3x 14.0x 7.9% 12.2x 12.3x 8.0% 14.0x 7.5% 7.4% 13.0x 13.1x 12.0x 7.5% 10.4x 7.0% 13.0x 7.0% 11.9x 10.0x 9.0x 6.4% 6.4% 12.0x 11.5x 6.5% 8.0x 11.0x 6.0% 6.0x 5.5% 10.0x 5.0% 9.0x 4.0x SHO BHR DRH Peer PEB CHSP SHO DRH BHR Peer CHSP PEB BHR DRH SHO Peer PEB CHSP Avg Avg Avg (1) As reported by company earnings releases Company Presentation // May 2019 (2) Balance sheet data as of 3/31/2019; stock price as of 5/8/2019, not adjusted for JV interest 27 (3) Based on consensus estimates

Highly Aligned Management Team 14.3% Management has significant personal wealth invested in the Company 3.7x Insider ownership 3.7x higher than REIT industry average $71M Total dollar value of insider ownership (as of 5/8/2019) 20.0% 18.0% 17.2% 16.0% 14.3% Highly-aligned management team is among 14.0% highest insider equity ownership of publicly- traded Hotel REITs 12.0% 10.6% 10.0% 8.0% 6.5% 6.0% 3.9% 4.0% 3.6% 2.7% 2.3% 1.7% 2.0% 1.6% 1.3% 1.1% 1.0% 0.9% 0.5% 0.0% AHT BHR HT APLE Peer CLDT CHSP INN RLJ XHR PEB HST SHO DRH PK Avg. REIT Avg includes: AHT, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: Proxy and Company filings Company Presentation // May 2019 Note insider equity ownership for BHR includes direct interests and interests of related parties 28

Key Takeaways Highest Quality Portfolio Amongst All Lodging REITs…In The Segment With Greatest Expected Growth Trajectory Bardessono Hotel & Spa Growing Organically: Rigorous Asset Management Yountville, CA While Mining Portfolio for Investment Opportunities Growing Externally: Redeploying Capital into Accretive Acquisitions Pier House Resort Key West, FL Shares Are Undervalued vs Peers The Ritz-Carlton St. Thomas St. Thomas, USVI Highly Aligned Mgmt. Team That Is a Major Shareholder Company Presentation // May 2019 29

Appendix

Portfolio Performance RevPAR TTM RevPAR TTM Hotel EBITDA Core 2019 Q1 Growth YoY 2019 Q1 Growth YoY Per Room(1) Bardessono -4.6% 3.2% $95.4 Hotel Yountville -10.6% 3.6% $70.9 Ritz-Carlton St. Thomas 28.8% -34.6% $63.4 Pier House 10.2% 9.9% $78.8 Park Hyatt Beaver Creek -2.0% -2.2% $46.4 Marriott Seattle Waterfront -7.0% -0.9% $43.4 Capital Hilton -2.8% -3.6% $24.8 Sofitel Chicago Magnificent Mile -2.8% 4.1% $17.9 Hilton Torrey Pines 1.1% 5.4% $38.3 Ritz-Carlton Sarasota -2.3% -4.8% $49.9 Ritz-Carlton Lake Tahoe 32.8% * $56.4 Total Core 3.0% 1.1% $41.9 Non-Core Courtyard San Francisco Downtown 29.6% 23.0% $35.9 Courtyard Philadelphia Downtown -31.1% -4.9% $24.2 Total Non-Core 3.6% 0.8% $29.5 Total Portfolio 3.0% 1.0% $38.8 (1) In thousands Company Presentation // May 2019 * Denotes unavailability of data 31

Reconciliation of Net Income (Loss) to Cash Available for Distribution

BRAEMAR HOTELS & RESORTS

	Three Months Ended March 31, 2019	Three Months Ended December 31, 2018	Three Months Ended September 30, 2018	Three Months Ended June 30, 2018	TTM Ended March 31, 2019
Net income (loss)	$ (1,322)	$ (13,913)	$ (626)	$ 12,854	$ (3,007)
(Income) loss from consolidated entities attributable to noncontrolling interest	(99)	(274)	(1,695)	(89)	(2,157)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	440	1,826	452	(1,235)	1,483
Preferred dividends	(2,532)	(2,083)	(1,707)	(1,708)	(8,030)
Net income (loss) attributable to common stockholders	(3,513)	(14,444)	(3,576)	9,822	(11,711)
Depreciation and amortization on real estate	15,904	14,320	13,720	14,052	57,996
Impairment charges on real estate	-	-	-	59	59
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(440)	(1,826)	(452)	1,235	(1,483)
(Gain) loss on sale of hotel property	-	88	-	(15,711)	(15,623)
Equity in (earnings) loss of unconsolidated entities	50	(27)	81	62	166
Company's portion of FFO of OpenKey	(51)	(78)	(81)	(63)	(273)
FFO available to common stockholders and OP unitholders	11,950	(1,967)	9,692	9,456	29,131
Series B Cumulative Convertible Preferred Stock dividends	1,707	1,707	1,707	1,708	6,829
Transaction and management conversion costs	634	2,000	-	462	3,096
Other (income) expense	117	63	64	63	307
Interest expense accretion on refundable membership club deposits	225	300	226	150	901
Write-off of loan costs and exit fees	312	-	-	4,176	4,488
Amortization of loan costs	1,155	1,080	1,070	1,050	4,355
Unrealized (gain) loss on investments	(707)	4,672	(2,158)	6,024	7,831
Unrealized (gain) loss on derivatives	872	(721)	578	298	1,027
Non-cash stock/unit-based compensation	1,528	1,295	1,674	1,442	5,939
Legal, advisory and settlement costs	71	426	277	197	971
Advisory services incentive fee	1,314	(2,241)	1,380	691	1,144
Contract modification cost	-	-	-	-	-
Software implementation costs	-	-	-	-	-
Uninsured hurricane and wildfire related costs	-	-	-	(55)	(55)
Company's portion of adjustments to FFO of OpenKey	11	8	2	2	18
Adjusted FFO available to common stockholders and OP unitholders	$ 19,189	$ 6,622	$ 14,512	$ 25,664	$ 65,982
FFE reserve (net of noncontrolling interest)	(5,689)	(4,336)	(4,790)	(5,398)	(20,213)
Series B Cumulative Convertible Preferred Stock dividends	(1,707)	(1,707)	(1,707)	(1,708)	(6,829)
Cash available for distribution to the Company and OP unitholders	$ 11,793	$ 579	$ 8,015	$ 18,558	$ 38,940

Company Presentation // May 2019

32

Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

BRAEMAR
HOTELS & RESORTS

	Three Months Ended March 31, 2019	Three Months Ended December 31, 2018	Three Months Ended September 30, 2018	Three Months Ended June 30, 2018	TTM Ended March 31, 2019
Net income (loss)	$ 16,470	$ 6,525	$ 14,567	$ 38,623	$ 76,185
Non-property adjustments	-	(26)	-	(15,423)	(15,449)
Interest income	(62)	(61)	(57)	(39)	(219)
Interest expense	4,856	4,342	4,100	4,335	17,633
Amortization of loan cost	345	284	279	277	1,185
Depreciation and amortization	16,686	15,092	14,474	14,811	61,063
Income tax expense (benefit)	115	(353)	(44)	382	100
Non-hotel EBITDA ownership expense	1,279	1,147	26	755	3,207
Hotel EBITDA including amounts attributable to noncontrolling interest	39,689	26,950	33,345	43,721	143,705
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,866)	(1,519)	(1,429)	(2,366)	(7,180)
Hotel EBITDA attributable to the Company and OP unitholders	$ 37,823	$ 25,431	$ 31,916	$ 41,355	$ 136,525
Non-comparable adjustments	744	2,301	2,213	(4,502)	756
Comparable hotel EBITDA	$ 40,433	$ 29,251	$ 35,558	$ 39,219	$ 144,461
FFE reserve	$ (6,014)	$ (5,052)	$ (5,536)	$ (5,617)	(22,219)
Comparable net operating income	$ 34,419	$ 24,199	$ 30,022	$ 33,602	$ 122,242
NOI adjustments attributable to noncontrolling interests	(1,541)	(1,223)	(1,137)	(2,018)	(5,919)
NOI attributable to the Company and OP unitholders	$ 32,878	$ 22,976	$ 28,885	$ 31,584	$ 116,323

Company Presentation // May 2019

33

Reconciliation of Net Income to Hotel EBITDA for Selected Assets

	Twelve Months Ended March 31, 2019		
	Bardessono Hotel & Spa	Key West Pier House Resort	Lake Tahoe Ritz-Carlton
Net income (loss)	$ 338	$ 9,452	$ 2,697
Non-property adjustments	—	60	—
Interest income	—	—	—
Interest expense	1,912	—	525
Amortization of loan cost	134	—	32
Depreciation and amortization	2,903	2,035	942
Income tax expense (benefit)	—	—	—
Non-hotel EBITDA ownership expense	636	(364)	346
Hotel EBITDA including amounts attributable to noncontrolling interest	5,923	11,183	4,542
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	—	—	—
Equity in earnings (loss) of unconsolidated entities	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$ 5,923	$ 11,183	$ 4,542
Non-comparable adjustments	(6)	12	5,043
Comparable hotel EBITDA	$ 5,917	$ 11,195	$ 9,585
FFE reserv e	(763)	(965)	(1,735)
Comparable net operating income	$ 5,154	$ 10,230	$ 7,850
	-	-	-
NOI adjustments attributable to noncontrolling interests	-	-	-
NOI attributable to the Company and OP unitholders	$ 5,154	$ 10,230	$ 7,850

Company Presentation // May 2019

34